UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 7, 2009

COMMERCE PLANET, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

UTAH	333-34308	87-052057
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 South La Patera Lane, Suite 8
Goleta, California 93117
(Address of Principal Executive Offices)

(805) 964-9126
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On January 7, 2009, Commerce Planet, Inc. (the “Company”) consummated a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors and/or qualified institutional buyers (the “Investors”) providing for the sale by the Company to the Investors of (i) up to $250,000 of 10% convertible notes in which an aggregate principal amount of $162,500 was sold (the “Notes”); and (ii) 2 year warrants (the “Warrants”) to purchase an aggregate of 3,250,000 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), at an exercise price equal to $0.01 per share, subject to adjustment as set forth in the Warrants.

The Notes pay interest at a rate of 10% per annum.  The outstanding principal amount of the Notes and all accrued and unpaid interest thereon shall be repaid by the Company to the Investors on or prior to March 31, 2009.  In addition, the Notes are convertible into shares of Common Stock at a conversion price equal to $0.01 per share, subject to adjustment as set forth in the Notes.  The Company has the right to redeem a portion or all amounts outstanding under the Notes, in cash or in shares of Common Stock at the closing price of the Company’s Common Stock on the trading day immediately prior to the redemption payment date, upon 3 business days prior written notice to the Investors, provided that no event of default has occurred or is continuing.

The foregoing is a summary of certain material terms and conditions of the Purchase Agreement, the Notes and the Warrants, and not a complete discussion of such agreements.  Accordingly, the foregoing is qualified in its entirety by reference to the full text of those agreements attached to this Current Report on Form 8-K in Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.  The Company’s issuance of the Notes and Warrants were made in reliance upon the exemption from registration for non-public offerings under § 4(2) of the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement dated as of January 7, 2009 by and among Commerce Planet, Inc. and the investors named on the signature pages thereto.

10.2	Form of 10% Convertible Note of Commerce Planet, Inc.

10.3	Form of Warrant to Purchase Common Stock of Commerce Planet, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2009	COMMERCE PLANET, INC.

By: /s/ Tony Roth
Name: Tony Roth
Title: Chief Executive Officer